                                                                    Exhibit 10.2


                [NAME OF RELEVANT GROSS ROYALTY INTEREST HOLDER]
                       (AS THE "RELEVANT INTEREST HOLDER")


                                       AND


                         DOCUMENT SECURITY SYSTEMS, INC.
                               (AS THE "ASSIGNEE")















                       SURRENDER AND ASSIGNMENT AGREEMENT

                                  relating to:

the surrender and assignment of certain interests in various intellectual property rights











                         DOCUMENT SECURITY SYSTEMS, INC.
                               FIRST FEDERAL PLAZA
                                   SUITE 1525
                               28 EAST MAIN STREET
                                    ROCHESTER
                                 NEW YORK 14614

                                TABLE OF CONTENTS

                                                                           PAGE

1.       Definitions and Interpretation.......................................1

2.       Surrender and Assignment of Interests................................4

3.       Representations, Warranties and Indemnities..........................5

4.       Further Assurance....................................................7

5.       Non-Competition......................................................7

6.       Legal Advice.........................................................8

7.       Confidentiality......................................................8

8.       Governing Law........................................................9

Schedule 1...................................................................10

Schedule 2...................................................................12

Schedule 3...................................................................14

Schedule 4...................................................................17

Schedule 5...................................................................19

THIS AGREEMENT is made

BETWEEN:

(1) [NAME OF RELEVANT GROSS ROYALTY INTEREST HOLDER], of [INSERT RELEVANT ADDRESS DETAILS], (the "RELEVANT INTEREST HOLDER"); and

(2) DOCUMENT SECURITY SYSTEMS, INC., a company incorporated in the State of New York whose principal place of business is at First Federal Plaza, Suite 1525, 28 East Main Street, Rochester, New York 14614, (the "ASSIGNEE").

WHEREAS:

(A) The Relevant Interest Holder is the holder of certain Interests (as defined below) in the Relevant IPR (as defined below).

(B) The Relevant Interest Holder is willing to and has agreed to surrender and assign to the Assignee and the Assignee wishes and has agreed to accept the surrender and assignment of all right, goodwill, title and interest in and to the Interests of the Relevant Interest Holder in accordance with the terms and conditions of this Agreement.

IT IS AGREED THAT:

1.       DEFINITIONS AND INTERPRETATION

1.1 In this Agreement the following words and expressions shall have the following meanings unless the context otherwise requires:

         1.1.1 "ASSIGNORS" shall mean the Estate, Mary Wicker, Thomas Wicker, Christine Wicker, Kenneth Wicker, David Wicker and Michael Caton;

         1.1.2 "DEED OF ASSIGNMENT" shall mean the deed of assignment in respect of the Assignors' Interests in the Relevant IPR from the Assignors to the Assignee;

         1.1.3 "ESTATE" shall mean collectively Ralph C. Wicker and the Estate of Ralph C. Wicker;

         1.1.4 "FELKER GROUP" shall mean Thomas S. Felker, Cord Harms Zum Spreckel, Nathaniel Whiteside (personally and as the assignee of the Midwest Bank Note Company), T&T Associates, Inc. and Midwest Bank Note Company;

         1.1.5 "FELKER IPR" shall mean those patents, patent applications and other rights, details of which are included at Schedule 2 to this Agreement;

         1.1.6 "FELKER IPR INTERESTS" shall mean the interests in the Felker IPR owned by the Felker Group and the Estate;

         1.1.7 "FELKER ROYALTIES" shall mean the royalties or payments due or payable in respect of the Felker IPR, or arising by reason of an Interest in the Felker IPR;

         1.1.8 "FELKER ROYALTY INTEREST HOLDERS" shall mean the Felker Group and the Wicker Patents Owners (except for Moore North America, Inc.);

         1.1.9 "FELKER ROYALTY INTERESTS" shall mean the percentage interests in the Felker Royalties owned by each of the Felker Royalty Interest Holders respectively;

         1.1.10 "GROSS ROYALTIES" shall mean the gross royalties or payments due or payable in respect of the Relevant IPR;

         1.1.11 "GROSS ROYALTY INTEREST HOLDERS" shall mean the Estate, SMW Patent Corp., the Assignee, the Felker Group, Thomas Wicker, Neal Eckhardt, Thomas A. Gruber, J. Casey Randall, Jerry Poluch, Michael McDonough, Christine Wicker, Kenneth Wicker, David Wicker and Michael Caton;

         1.1.12 "GROSS ROYALTY INTERESTS" shall mean the percentage interests in the Gross Royalties owned by each of the Gross Royalty Interest Holders respectively;

         1.1.13 "INTELLECTUAL PROPERTY RIGHTS" shall mean all copyrights (including rights in computer software), moral rights, patents and patent applications, rights in inventions (whether patentable or not), utility models, trade marks (whether registered or unregistered and including any goodwill in such trade marks), service marks, trade names, business names, internet domain names, e-mail address names, design rights (whether registered or unregistered), database rights, semiconductor topography rights, proprietary information rights, rights in know how, rights in confidential information and all other intellectual property rights, whether registered or unregistered and including applications for any of the same and all other similar or equivalent proprietary rights and intellectual property rights as may exist anywhere in the world;

         1.1.14 "INTEREST HOLDERS" shall mean the Estate, the Wicker Patent Owners, the Felker Group, the Gross Royalty Interest Holders, the Net Royalty Interest Holders, the Felker Royalty Interest Holders, Michael Caton, SDS and the Wicker Family, further details of which are set out at Schedule 4 to this Agreement;

         1.1.15 "INTERESTS" shall mean the various rights and interests held by the Interest Holders variously in and to the Wicker Patents, the Felker IPR, the Gross Royalties, the Net Royalties and the Felker Royalties, as the case may be, including, without limitation the Wicker Patents Interests, the Felker IPR Interests, the Gross Royalty Interests, the Net Royalty Interests, the Felker Royalty Interests, the SDS Interest and the Wicker Family Interests, certain further details of which are set out at Schedule 3 to this Agreement, together with any additional rights, economic or otherwise, whether beneficial interests, rights held in trust, rights howsoever arising to grant licences and/or sub-licences or otherwise benefit from licences and/or sub-licences, rights to receive monies, or rights to monies arising from the use or sale of any of the Relevant IPR and any other rights or interests of the Interest Holders variously in and to the Wicker Patents, the Felker IPR, the Gross Royalties, the Net Royalties, the Felker Royalties, any other Relevant IPR and any of the Wicker Patents Interests, the Felker IPR Interests, the Gross Royalty Interests, the Net Royalty Interests, the Felker Royalty Interests, the SDS Interest and/or the Wicker Family Interests;

         1.1.16 "NET ROYALTIES" shall mean the net royalty payments or payments due or payable in respect of the Relevant IPR;

         1.1.17 "NET ROYALTY INTEREST HOLDERS" shall mean the Estate, Thomas O' Donaghue, Estate of Lawrence Decker, Charles Girthler, II, Charles Girthler, III, Ralph Tipple, Robert Ford, CPA, Michael O'Hara, Denise Shaw, Michael O'Donaghue, Richard Saur, Judy Solaro Graves, Alexander Picozzi, Joseph Cameron, David Scheftic, Patrick White(1), James Hartman, Esq., Jerome Halbert, Tina and Anthony D'Angelo, Estate of Clark Snyder, David Andolina, Electa Daniels, Robert Gardner, Raymond McHargue, Loren Edward Osborn, Thomas Monks, Ann Young, Alex Chiosa, Gerald Laraby, Bradley Harcourt, Douglas Dublin, Richard Johnson, Richard Kintz, Gary Maneeley, Jill Warren, Dorothy Gans Herrera and Nancy Dimmick;

         1.1.18 "NET ROYALTY INTERESTS" shall mean the percentage interests in the Net Royalties owned by each of the Net Royalty Interest Holders respectively;

         1.1.19 "RELEVANT IPR" shall mean any and all rights in and to the Wicker Patents and the Felker IPR and all rights in know how, trade secrets and other Intellectual Property Rights associated with or relating to the actual or potential use of the Wicker Patents and/or the Felker IPR;

         1.1.20 "SDS" shall mean Secured Document Systems, Inc., its shareholders and Harry Gersey, and in each case, their respective successors and assigns;

         1.1.21 "SDS INTEREST" shall mean all Interests of SDS including, without limitation, all Interests of SDS not specifically referred to within Schedule 3 to this Agreement in respect of the Wicker Patents, the Felker IPR, the Gross Royalties, the Net Royalties, the Felker Royalties and any other Relevant IPR;

         1.1.22 "SHARES" shall mean the fully paid up issued common shares of the Assignee;

         1.1.23 "SMW PATENT CORP." shall mean SMW Patent Corp. and its shareholders and in each case, their respective successors and assigns;

         1.1.24 "WICKER FAMILY" shall mean all living members of the family of Ralph C. Wicker including, without limitation, Mary Wicker, Thomas Wicker, Christine Wicker, Kenneth Wicker and David Wicker;

         1.1.25 "WICKER FAMILY INTERESTS" shall mean all Interests of the Wicker Family including, without limitation, Interests of the Wicker Family not specifically referred to within Schedule 3 to this Agreement in respect of the Wicker Patents, the Felker IPR, the Gross Royalties, the Net Royalties, the Felker Royalties, and any other Relevant IPR;

-----------------------------
(1) The Net Royalty Interest of Patrick White has been previously acquired by the Assignee in July 2002.

         1.1.26 "WICKER PATENTS" shall mean all of those patents and patent applications details of which are included at Schedule 1 to this Agreement;

         1.1.27 "WICKER PATENTS INTERESTS" shall mean the percentage interests in the Wicker Patents owned by each of the Wicker Patents Owners respectively; and

         1.1.28 "WICKER PATENTS OWNERS" shall mean the Estate, SMW Patent Corp., Thomas Wicker, Frederic T. Morelle, Moore North America, Inc. and the Assignee.

2.       SURRENDER AND ASSIGNMENT OF INTERESTS

2.1 In consideration of the allotment of [INSERT RELEVANT NUMBER OF SHARES TO BE ALLOCATED TO THE RELEVANT INTEREST HOLDER] Shares to the Relevant Interest Holder, the receipt and sufficiency of which the Relevant Interest Holder hereby acknowledges, the Relevant Interest Holder agrees as set out at Clauses 2.2 through 2.5 below.

2.2 The Relevant Interest Holder HEREBY SURRENDERS AND ASSIGNS and shall procure the surrender and assignment of with full title guarantee to the Assignee or its nominee absolutely any and all of the Relevant Interest Holder's rights, title and interest in and to:

         2.2.1 the Gross Royalty Interests, any other Relevant IPR and any Interests; and

         2.2.2 all and any rights, privileges and advantages of the Relevant Interest Holder in and to the Gross Royalty Interests, any other Relevant IPR and any Interests and any common law rights attaching to the Gross Royalty Interests, other Relevant IPR and any Interests in accordance with the terms and conditions of this Agreement.

2.3 This surrender and assignment referred to in Clause 2.2 above shall include the right for the Assignee to bring proceedings against any third party in respect of the Gross Royalty Interests, other Relevant IPR and/or any Interests (including proceedings against any third party for infringement of the Gross Royalty Interests, other Relevant IPR and/or any Interests, or for otherwise infringing the rights of the Relevant Interest Holder in the Gross Royalty Interests, other Relevant IPR and/or Interests, whether such infringement occurred before or after the date of this Agreement) and so claim damages and other forms of relief therefore in its own name. The Relevant Interest Holder agrees and undertakes to provide, and procure the provision of, to the Assignee (at its request) all such assistance with any proceedings which may be brought by or against the Assignee against or by any third party in relation to the Gross Royalty Interests, other Relevant IPR and/or Interests.

2.4 [The Shares to be transferred to the Relevant Interest Holder pursuant to Clause 2.1 above shall only be issued to the Relevant Interest Holder once the following have occurred: (a) each member of the Felker Group except for Nathaniel Whiteside and the Midwest Bank Note Company has executed a copy of an agreement on substantially the same terms as this Agreement and the rights in the Interests of each member of the Felker Group have been assigned to the Assignee and such assignments have been completed and perfected, (b) SMW Patent Corp. and each of its shareholders has executed a copy of an agreement on substantially the same terms as this Agreement and the rights in the Interests of SMW Patent Corp. and each of its shareholders have been assigned to the Assignee and such assignments have been completed and perfected, (c) each Assignor has executed the Deed of Assignment and the rights in the Interests of each Assignor have been assigned to the Assignee and such assignments have been completed and perfected, and (d) at least fifty percent (50%) of the Interest Holders holding Net Royalty Interests and Gross Royalty Interests (other than members of the Felker Group, SMW Patent Corp. and its shareholders and the Assignors) shall have executed a copy of an agreement on substantially the same terms as this Agreement, and the rights in the Interests of such Interest Holders have been assigned to the Assignee and such assignment has been completed and perfected.

2.5 The Relevant Interest Holder hereby surrenders, releases and assigns to the Assignee all claims of any nature that the Relevant Interest Holder may have in respect of the Relevant IPR, the Interests, the Assignee, the Assignors, the Wicker Family and/or the Estate in any way and acknowledges and agrees that, following execution of this Agreement, the Relevant Interest Holder shall have no right or interest in respect of the Relevant IPR, the Interests, the Assignee (other than the Shares allotted under Clause 2.1 above), the Assignors, the Wicker Family and/or the Estate, or any rights arising out of any of them and that no person owes any money to the Relevant Interest Holder in respect of any earlier transaction or exploitation in connection with the Relevant IPR, the Interests, the Assignee, the Assignors, the Wicker Family and/or the Estate.

3.       REPRESENTATIONS, WARRANTIES AND INDEMNITIES

3.1 The Relevant Interest Holder hereby represents and warrants to the Assignee that:

         3.1.1 upon execution of this Agreement the Relevant Interest Holder shall have surrendered, released and/or assigned, as the case may be, to the Assignee all of the Relevant Interest Holder's respective rights, title and interests in all of the Relevant Interest Holder's Interests, the Relevant IPR and the Estate;

         3.1.2 so far as the Relevant Interest Holder is aware, the details of the Interest Holders and the Interests included in this Agreement are full, complete and accurate and are a full, complete and accurate reflection of the ownership of all Interests in any and all of the Relevant IPR, as the case may be;

         3.1.3 the Relevant Interest Holder has not assigned, transferred, licensed or sub-licensed any of the Relevant Interest Holder's Interests to any third party or parties at any time or in any way whatsoever;

         3.1.4 details in respect of all past, present and potential future liabilities of which the Relevant Interest Holder is aware in respect of the Relevant IPR, the Interests, the Estate, and/or any third party claims which may reasonably be expected to affect the Relevant Interest Holder's Interests in the Relevant IPR are set out at Schedule 5 to this Agreement;

         3.1.5 the Relevant Interest Holder does not have any knowledge of any party whose rights are not expressly referred to in this Agreement, who has asserted, claimed or otherwise alleged to the Relevant Interest Holder that such party has any interest in any of the Relevant IPR, the Interests and/or the Estate;

         3.1.6 so far as the Relevant Interest Holder is aware, the list of the Interest Holders identified herein is a complete list of any Interest Holders in any of the Relevant IPR and/or the Interests that fully, completely and accurately reflects the present knowledge of the Relevant Interest Holder as to any party who has asserted, claimed or otherwise alleged that such party has any interest in any of the Relevant IPR and/or the Interests; and

         3.1.7 the Interests of the Relevant Interest Holder are not subject to any options, charges, mortgages, liens, security interests, taxes, claims, liabilities or other encumbrances ("ENCUMBRANCES") and will be assigned to the Assignee free and clear of any and all such Encumbrances.

3.2 Subject to the provisions of Clause 3.3 below, the Relevant Interest Holder shall indemnify and keep indemnified the Assignee in respect of any loss or damage suffered or incurred by the Assignee resulting from or otherwise arising in respect of:

         3.2.1 a breach of any of the representations or warranties included at Clause 3.1 above;

         3.2.2 any claim made or loss incurred at any time with respect to, relating to or attributable to the period during which the Relevant Interest Holder held any Interest in respect of the Relevant IPR, including, without limitation, any claims based upon any failure to pay licence or royalty fees or any claims or loss incurred in respect of the liabilities referred to at Clause 3.1.4 above; and/or

         3.2.3 any claim of any governmental taxing authority for taxes due and upon which claim the governmental taxing authority claims or imposes a lien or encumbrance upon the Relevant IPR (other than taxes imposed on royalties accrued with respect to the Relevant IPR on or prior to the date hereof but collected by the Assignee after the date hereof).

3.3 The Relevant Interest Holder's obligation to indemnify the Assignee as set out at Clause 3.2 above shall be limited to an amount equal to one-half (1/2) the fair market value of the Shares delivered to the Relevant Interest Holder under Clause 2.1 above (which fair market value shall be determined as of the date a notice of claim is delivered with respect to such indemnification obligation), provided, however, that any obligation to indemnify the Assignee arising as a result of a breach of representations and warranties set forth in Clauses 3.1.1,
         3.1.3 and 3.1.7 and/or any obligation to indemnify the Assignee under Clause 3.2.3 shall be limited to the full fair market value of the Shares delivered to the Relevant Interest Holder under Clause 2.1 above (which fair market value shall be determined as of the date a notice of claim is delivered with respect to such indemnification obligation).

3.4 The Assignee may set off against any money or allotment of Shares that would otherwise be payable or owing by the Assignee to the Relevant Interest Holder under or pursuant to this Agreement and/or any other agreement or arrangement unless and until the Relevant Interest Holder has paid, satisfied or discharged all moneys, debts or liabilities due or owing to the Assignee pursuant to this Agreement including, without limitation, pursuant to Clause 3.2 above and has satisfied all of the Relevant Interest Holder's other obligations to the Assignee (however, no setoff shall be applied against the Relevant Interest Holder with respect to royalties accrued on or prior to the date hereof with respect to the Relevant IPR that are collected by the Assignee after the date hereof).

4.       FURTHER ASSURANCE

4.1 The Relevant Interest Holder hereby covenants that at the request of the Assignee at any time and from time to time the Relevant Interest Holder will execute and procure the execution of such deeds or documents and do and procure the doing of such acts and/or things as may be necessary or desirable:

         4.1.1    to give effect to the provisions of this Agreement; and

         4.1.2 to assign and transfer all right, title and interest in and to the Relevant IPR to the Assignee.

4.2 The Relevant Interest Holder agrees and undertakes with the Assignee that, to the extent the Relevant Interest Holder has any information relevant to the enforcement or validity of any of the Relevant IPR, the Relevant Interest Holder will give the Assignee such assistance in any enforcement or validity proceedings as the Assignee may reasonably request.

5.       NON-COMPETITION

5.1      Following the date of execution of this Agreement:

         5.1.1 until the date that it two (2) years from the date hereof, the Relevant Interest Holder shall not directly or indirectly, engage or invest in, own, manage, operate, finance, control or participate in ownership, management, operation, financing or control of, be concerned or interested in, be employed by, lend the Relevant Interest Holder's name to, lend credit to, render services or advice to or serve as director, officer or consultant to any business that is in competition or in conflict with the Assignee, or is similar to the business of the Assignee;

         5.1.2 until the date that it two (2) years from the date hereof, the Relevant Interest Holder shall not directly or indirectly, invest in, own, finance, control or participate in ownership, utilisation, financing, or control of or be concerned or interested in any Intellectual Property Rights which are similar to any of the Relevant IPR, in any way whatsoever; and

         5.1.3 except as otherwise agreed by the Assignee in writing, in consideration of the payments and other considerations to the Relevant Interest Holder by the Assignee pursuant to this Agreement and free of any additional obligations of the Assignee to make additional payments to the Relevant Interest Holder, the Relevant Interest Holder agrees to irrevocably assign to the Assignee any and all inventions, software, manuscripts, documentation, improvements, trade secrets or other Intellectual Property Rights relating to the present anti-theft and anti-fraud document security business of the Assignee, (the "RIGHTS") developed by the Relevant Interest Holder, either alone or jointly with others. The Relevant Interest Holder agrees that all Rights shall be and remain the exclusive property of the Assignee. The Relevant Interest Holder hereby agrees to execute such assignments and other documents as the Assignee may consider appropriate to vest all right, title and interest in the Rights in the Assignee.

5.2 Following the date of execution of this Agreement, the Relevant Interest Holder agrees not to enter into any licensing or sub-licensing agreement, or other arrangement or agreement, with respect to any of the Relevant IPR or to amend or modify the terms of any existing licence or sub-licence agreement with respect to the Relevant IPR, or to hold itself out to the public as the owner of the Relevant IPR. Further, all future inquiries received by the Relevant Interest Holder from licensees or sub-licensees, or potential licensees or sub-licensees shall be forwarded to the Assignee.

5.3 The Relevant Interest Holder agrees that the restrictions set forth in this Clause 5 are reasonable in the circumstances of this Agreement and necessary to protect the Assignee's right, goodwill, title and interest in and to the Relevant IPR in accordance with the terms and conditions of this Agreement, the Agreement to Assign Certain Interests in Intellectual Property Rights between the Assignors and the Assignee and the Deed of Assignment. Further, the Relevant Interest Holder agrees that, if a court of competent jurisdiction determines that any portion of this Clause 5 is in violation of statute or public policy, only the portions of this Clause 5 that violate statute or public policy shall be stricken and all other portions of this Clause that do not violate statute or public policy shall continue in full force and effect. If any one or more provisions contained in this Clause 5 is determined by a court of competent jurisdiction to be excessively broad as to duration, scope, activity or subject, or is unreasonable or unenforceable under applicable laws, such provisions will be construed by limiting, reducing, modifying or amending them so as to be enforceable to the maximum extent permitted by law.

6.       LEGAL ADVICE

6.1 The Relevant Interest Holder hereby acknowledges and agrees that the Relevant Interest Holder has been advised by the Assignee to seek full and independent legal advice in respect of this Agreement and has sought such advice.

7.       CONFIDENTIALITY

7.1 The Relevant Interest Holder agrees that the Relevant Interest Holder shall keep this Agreement and the terms thereof confidential. The Relevant Interest Holder hereby acknowledges and understands that the Assignee is a public company which files reports under the Securities and Exchange Commission which become public knowledge and the Assignee may therefore be required to disclose this Agreement and the terms thereof in its filings with the Securities and Exchange Commission.

8.       GOVERNING LAW

8.1 This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Parties hereto submit to the exclusive jurisdiction of the federal and state Courts located in the Borough of Manhattan, City of New York. Each of the Parties hereto hereby waives any and all defenses based upon personal jurisdiction or venue, including defenses based on forum non conveniens. Further, the Parties agree that, in any dispute regarding an alleged breach of this Agreement, any finding by a court of competent jurisdiction of a material breach of this Agreement shall entitle the prevailing Party to recover its or their costs and fees, including attorneys' fees, incurred as a result of the other Party's material breach of this Agreement.

                                   SCHEDULE 1
                               THE WICKER PATENTS

------------------- -------------- ----------------- ------------ -------------- --------------- -----------------
  DESCRIPTION OF       STATUS        APPLICATION/      DATE OF       DATE OF       REGISTERED      JURISDICTION
      PATENT                         REGISTRATION       GRANT        EXPIRY        PROPRIETOR
                                        NUMBER
------------------- -------------- ----------------- ------------ -------------- --------------- -----------------
Counterfeit         Granted        US 5,018,767 -    28 May 1991  18 January     Ralph C.        USA
Protected Document                 A NUMBER OF                    2009           Wicker/ SMW
                                   CLAIMS OF THIS                                Patent Corp./
Process Patent                     PATENT HAVE                                   Thomas M.
                                   BEEN                                          Wicker/
                                   INVALIDATED.
                                                                                 Document
                                                                                 Security
                                                                                 Systems,
                                                                                 Inc.
------------------- -------------- ----------------- ------------ -------------- --------------- -----------------
Anti-Photo-copying  Granted        US 5,735,547      April 7,     Jan. 3, 2017   Frederic T.     USA
Imaging                                              1998                        Morelle/
                                                                                 Ralph C.
Product & Process                                                                Wicker/
Patent                                                                           Document
                                                                                 Security
                                                                                 Systems, Inc.
------------------- -------------- ----------------- ------------ -------------- --------------- -----------------
Counterfeit         Granted        CA 2,045,580      24 Nov 1999  16 January     Ralph C.        Canada
Protected Document                                                2010           Wicker

Process Patent
------------------- -------------- ----------------- ------------ -------------- --------------- -----------------
Method of Making    Granted        EP 0455750        24 Nov 1999  16 January     Ralph C.        France
a Non Replicable                                                  2010           Wicker
Document
------------------- -------------- ----------------- ------------ -------------- --------------- -----------------
Method of Making    Granted        EP 0455750        24 Nov 1999  16 January     Ralph C.        Austria
a Non Replicable                                                  2010           Wicker
Document                           E 186876
------------------- -------------- ----------------- ------------ -------------- --------------- -----------------
Method of Making    Granted        EP 0455750        24 Nov 1999  16 January     Ralph C.        Liechtenstein
a Non Replicable                                                  2010           Wicker
Document
------------------- -------------- ----------------- ------------ -------------- --------------- -----------------
Method of Making    Granted        EP 0455750        24 Nov 1999  16 January     Ralph C.        UK
a Non Replicable                                                  2010           Wicker
Document
------------------- -------------- ----------------- ------------ -------------- --------------- -----------------
Method of Making    Granted        EP 0455750        24 Nov 1999  16 January     Ralph C.        Germany
a Non Replicable                                                  2010           Wicker
Document                           DE 69033362
------------------- -------------- ----------------- ------------ -------------- --------------- -----------------
Method of Making    Granted        EP 0455750        24 Nov 1999  16 January     Ralph C.        Switzerland
a Non Replicable                                                  2010           Wicker
Document
------------------- -------------- ----------------- ------------ -------------- --------------- -----------------
Method of Making    Granted        EP 0455750        24 Nov 1999  16 January     Ralph C.        The Netherlands
a Non Replicable                                                  2010           Wicker
Document
------------------- -------------- ----------------- ------------ -------------- --------------- -----------------
Security            Granted        US 5,707,083      13 January   22 August      Moore North     USA
Documents With                                       1998         2016           America,
Multi-Angled Voids                                                               Inc./Estate
                                                                                 of Ralph C.
                                                                                 Wicker/
                                                                                 Thomas Wicker/
                                                                                 Document
                                                                                 Security
                                                                                 Systems, Inc.
------------------- -------------- ----------------- ------------ -------------- --------------- -----------------

                                   SCHEDULE 2
                                 THE FELKER IPR

Pursuant to an Assignment, Consultation and Technical Development Agreement Dated 17 July 1991, Ralph C Wicker granted to the Felker Group:

1. an assignment of any patent application corresponding to Patent Application Serial Nos. 07/298,020 and 07/473,903 filed in any foreign countries other than the USA, the UK, Canada, France, Germany, the Netherlands, Switzerland, Lichtenstein and Austria and any patent issuing therefrom and any divisions, renewals, continuations and continuations in part thereof. Details of the relevant patent applications and patent registrations are set out in the table below:

------------------- ---------------- ------------------ ---------- --------------- ---------------- -------------------
  DESCRIPTION OF       STATUS          APPLICATION/       DATE OF     DATE OF        REGISTERED       JURISDICTION
      PATENT                           REGISTRATION        GRANT      EXPIRY         PROPRIETOR
                                          NUMBER
------------------- ---------------- ------------------ ---------- --------------- ---------------- -------------------
Method of Making    Ceased/          AU 640,370B2       24 Nov     16 January      Thomas S.        Australia
a Non Replicable    Expired as of                       1999       2010            Felker (and
Document            04/09/97                                                       possibly
                                                                                   others)
------------------- ---------------- ------------------ ---------- --------------- ---------------- -------------------
Method of Making    Unknown          JP 4504543 T       24         16 January      Ralph C. Wicker  Japan
a Non Replicable                                        November   2010
Document                                                1999
------------------- ---------------- ------------------ ---------- --------------- ---------------- -------------------
Method of Making    Withdrawn as     EP 0938981 A3                                 Ralph Wicker
a Non Replicable    of 16/10/02
Document
------------------- ---------------- ------------------ ---------- --------------- ---------------- -------------------
Method of Making    Registered and   EP 0455750         24         16 January      Ralph Wicker     Belgium
a Non Replicable    in force                            November   2010            (confirmed up
Document                                                1999                       to 30 June
                                                                                   2004)
------------------- ---------------- ------------------ ---------- --------------- ---------------- -------------------
Method of Making    Registered and   EP 0455750         24         16 January      Ralph Wicker     Denmark
a Non Replicable    in force                            November   2010
Document                                                1999
------------------- ---------------- ------------------ ---------- --------------- ---------------- -------------------
Method of Making    Registered and   EP 0455750         24         16 January      Ralph Wicker     Italy
a Non Replicable    in force                            November   2010
Document                             67478 BE/2000      1999
------------------- ---------------- ------------------ ---------- --------------- ---------------- -------------------
Method of Making    Registered and   EP 0455750         24         16 January      Ralph Wicker     Luxembourg
a Non Replicable    in force                            November   2010            (confirmed up
Document                                                1999                       to 30 June
                                                                                   2004)
------------------- ---------------- ------------------ ---------- --------------- ---------------- -------------------
Method of Making    Registered and   EP 0455750         24         16 January      Ralph Wicker     Spain
a Non Replicable    in force                            November   2010
Document                             ES 2140377         1999
------------------- ---------------- ------------------ ---------- --------------- ---------------- -------------------
Method of Making    Registered and   EP 0455750         24         16 January      Ralph Wicker     Sweden
a Non Replicable    in force                            November   2010            (confirmed up
Document                                                1999                       to 30 June
                                                                                   2004)
------------------- ---------------- ------------------ ---------- --------------- ---------------- -------------------

2. a paid up exclusive licence to all of Ralph Wicker's rights in the Invention (an invention generally described as non-replicable document and method for making same in respect of which Patent Application Serial Nos. 07/298,020 (issued as US Patent 5,018,767) and 07/473,903 and patent applications generally described as non-photographic patent application and PCT application US90/00221, (together with any divisions, continuations and continuations in part) have been filed), know how and improvements therein, including at least 84% of the Invention and patent rights described above for use in foreign countries where the Assignees have filed patent applications under the patent and patent applications described above; and

3. a right to receive 10% of all royalties received on the manufacture of legal tender or currency produced in accordance with the Invention.

The Parties also agreed that where products are printed in their respective countries, but are shipped for first use into the other party's country the Parties are each entitled to their respective percentages of the royalty from first use of the product in the country the product was shipped into.

                                   SCHEDULE 3
                                  THE INTERESTS

1.       WICKER PATENTS
The Wicker Patent Owners own the following Interests in the Wicker Patents:

---------------------------------------------------------------- --------------------------------------------------------
WICKER PATENT OWNER                                              OWNERSHIP INTEREST IN WICKER PATENTS
---------------------------------------------------------------- --------------------------------------------------------
The Estate                                                       69.5% of the `767 Patent and of all the foreign patents
---------------------------------------------------------------- --------------------------------------------------------
The Estate                                                       25% of the `083 Patent
---------------------------------------------------------------- --------------------------------------------------------
The Estate                                                       43% of the `547 Patent
---------------------------------------------------------------- --------------------------------------------------------
SMW Patent Corp.                                                 23.5% of the `767 Patent and of all the foreign patents
---------------------------------------------------------------- --------------------------------------------------------
SMW Patent Corp.                                                 50% of the `547 Patent
---------------------------------------------------------------- --------------------------------------------------------
Document Security Systems, Inc.                                  6.0% of the `767 Patent and of all the foreign  patents
                                                                 and of the `547 Patent
---------------------------------------------------------------- --------------------------------------------------------
Document Security Systems, Inc.                                  24% of the `083 Patent
---------------------------------------------------------------- --------------------------------------------------------
Thomas Wicker                                                    1.0% of all the Wicker Patents
---------------------------------------------------------------- --------------------------------------------------------
Moore North America, Inc.                                        50% of the `083 Patent
---------------------------------------------------------------- --------------------------------------------------------

2.       FELKER IPR
The Felker Group and the Estate own an Interest of 100% of the Felker IPR.

3.       GROSS ROYALTY INTERESTS
The Gross Royalty Interest Holders own the following Gross Royalty Interests in the Gross Royalties:

---------------------------------------------------------------- --------------------------------------------------------
GROSS ROYALTY INTEREST HOLDER                                    GROSS ROYALTY INTEREST IN GROSS ROYALTIES
---------------------------------------------------------------- --------------------------------------------------------
The Estate                                                       33.195015%
---------------------------------------------------------------- --------------------------------------------------------
SMW Patent Corp                                                  23.50000%
---------------------------------------------------------------- --------------------------------------------------------
Thomas Wicker                                                    8.00000%
---------------------------------------------------------------- --------------------------------------------------------
Document Security Systems, Inc.                                  6.00000%
---------------------------------------------------------------- --------------------------------------------------------
Felker Group                                                     10.00000%(2)
---------------------------------------------------------------- --------------------------------------------------------
Neal Eckhardt                                                    2.36300%
---------------------------------------------------------------- --------------------------------------------------------
Thomas A. Gruber                                                 1.53000%
---------------------------------------------------------------- --------------------------------------------------------
J. Casey Randall                                                 0.38250%
---------------------------------------------------------------- --------------------------------------------------------
Jerry Poluch                                                     0.22935%
---------------------------------------------------------------- --------------------------------------------------------
Michael McDonough                                                0.80000%
---------------------------------------------------------------- --------------------------------------------------------
Christine Wicker                                                 6.00000%
---------------------------------------------------------------- --------------------------------------------------------
Kenneth Wicker                                                   6.00000%
---------------------------------------------------------------- --------------------------------------------------------
David Wicker                                                     6.00000%
---------------------------------------------------------------- --------------------------------------------------------
Michael Caton                                                    6.00000%
---------------------------------------------------------------- --------------------------------------------------------

-----------------------------
(2) The Felker Group is entitled to 10% of all royalties received on the manufacture of legal tender or currency in respect of the Wicker Patents.

4.       NET ROYALTY INTERESTS
The Net Royalty Interest Holders own the following Net Royalty Interests in the Net Royalties:

---------------------------------------------------------------- --------------------------------------------------------
NET ROYALTY INTEREST HOLDER                                      NET ROYALTY INTEREST IN NET ROYALTIES
---------------------------------------------------------------- --------------------------------------------------------
The Estate                                                       41.924%
---------------------------------------------------------------- --------------------------------------------------------
Thomas O' Donaghue                                               10.0000%
---------------------------------------------------------------- --------------------------------------------------------
Estate of Lawrence Decker                                        4.8850%
---------------------------------------------------------------- --------------------------------------------------------
Charles Girthler, II                                              3.9300%
---------------------------------------------------------------- --------------------------------------------------------
Charles Girthler, III                                             3.7600%
---------------------------------------------------------------- --------------------------------------------------------
Ralph Tipple                                                      3.7600%
---------------------------------------------------------------- --------------------------------------------------------
Robert Ford, CPA                                                  4.2500%
---------------------------------------------------------------- --------------------------------------------------------
Michael O'Hara                                                    1.0000%
---------------------------------------------------------------- --------------------------------------------------------
Denise Shaw                                                       0.0125%
---------------------------------------------------------------- --------------------------------------------------------
Michael O'Donaghue                                                1.0000%
---------------------------------------------------------------- --------------------------------------------------------
Richard Saur                                                      1.0000%
---------------------------------------------------------------- --------------------------------------------------------
Judy Solaro Graves                                                2.1250%
---------------------------------------------------------------- --------------------------------------------------------
Alexander Picozzi                                                 2.0000%
---------------------------------------------------------------- --------------------------------------------------------
Joseph Cameron                                                    0.7000%
---------------------------------------------------------------- --------------------------------------------------------
David Scheftic                                                    1.3125%
---------------------------------------------------------------- --------------------------------------------------------
Patrick White(3)                                                  4.1250%
---------------------------------------------------------------- --------------------------------------------------------
James Hartman, Esq.                                               1.0000%
---------------------------------------------------------------- --------------------------------------------------------
Jerome Halbert                                                    0.1250%
---------------------------------------------------------------- --------------------------------------------------------
Tina and Anthony D'Angelo                                         0.1250%
---------------------------------------------------------------- --------------------------------------------------------
Estate of Clark Snyder                                            0.5000%
---------------------------------------------------------------- --------------------------------------------------------
David Andolina                                                    0.1250%
---------------------------------------------------------------- --------------------------------------------------------
Electa Daniels                                                    0.1250%
---------------------------------------------------------------- --------------------------------------------------------
Robert Gardner                                                    0.5000%
---------------------------------------------------------------- --------------------------------------------------------
Raymond McHargue                                                  0.0100%
---------------------------------------------------------------- --------------------------------------------------------
Loren Edward Osborn                                               0.4000%
---------------------------------------------------------------- --------------------------------------------------------
Thomas Monks                                                      3.0000%
---------------------------------------------------------------- --------------------------------------------------------
Ann Young                                                         1.7500%
---------------------------------------------------------------- --------------------------------------------------------
Alex Chiosa                                                       3.0500%
---------------------------------------------------------------- --------------------------------------------------------
Gerald Laraby                                                     1.0000%
---------------------------------------------------------------- --------------------------------------------------------
Bradley Harcourt                                                  1.0000%
---------------------------------------------------------------- --------------------------------------------------------
Douglas Dublin                                                    1.0000%
---------------------------------------------------------------- --------------------------------------------------------
Richard Johnson                                                   0.1250%
---------------------------------------------------------------- --------------------------------------------------------
Richard Kintz                                                     0.0100%
---------------------------------------------------------------- --------------------------------------------------------
Gary Maneeley                                                     0.0250%
---------------------------------------------------------------- --------------------------------------------------------
Jill Warren                                                       1.0000%
---------------------------------------------------------------- --------------------------------------------------------
Dorothy Gans Herrera                                              0.0925%
---------------------------------------------------------------- --------------------------------------------------------
Nancy Dimmick                                                     0.0625%
---------------------------------------------------------------- --------------------------------------------------------

-----------------------------
3 The Net Royalty Interest of Patrick White has been previously acquired by the Assignee in July 2002.

5.       FELKER ROYALTY INTERESTS

The Felker Royalty Interest Holders own the following Felker Royalty Interests in the Felker Royalties:

---------------------------------------------------------------- --------------------------------------------------------
FELKER ROYALTY INTEREST HOLDER                                   FELKER ROYALTY INTEREST IN FELKER ROYALTIES
---------------------------------------------------------------- --------------------------------------------------------
Felker Group                                                     98.5%
---------------------------------------------------------------- --------------------------------------------------------
Wicker Patents Owners (other than Moore North America, Inc.)     1.5%(4)
---------------------------------------------------------------- --------------------------------------------------------

6.       SDS INTEREST
SDS owns an Interest of 100% of the SDS Interest.

7.       WICKER FAMILY INTERESTS
The Wicker Family own  an Interest of 100% of  the Wicker Family Interests.

-----------------------------
(4) The Wicker Patent Owners are entitled to 1.5% of the purchase price (i.e., production cost plus mark-up) of any documents produced in respect of the Felker IPR or one-half of any royalties paid to the Felker Group by third parties with respect thereto, whichever is less.

                                   SCHEDULE 4
                              THE INTEREST HOLDERS

1. THE WICKER PATENT OWNERS

The Estate
SMW Patent Corp.
Thomas Wicker
Document Security Systems, Inc.
Frederic T. Morelle
Moore North America, Inc.

2. THE FELKER GROUP

Thomas S. Felker
Cord Harms Zum Spreckel
Nathaniel Whiteside (personally, and as the assignee of the Midwest Bank Note
  Company)
T&T Associates, Inc.
Midwest Bank Note Company

3. THE GROSS ROYALTY INTEREST HOLDERS

The Estate
SMW Patent Corp.
Thomas Wicker
Document Security Systems, Inc.
Felker Group (c/o Thomas S. Felker)
Neal Eckhardt
Thomas A. Gruber
J. Casey Randall
Jerry Poluch
Michael Mc Donough
Christine Wicker
Kenneth Wicker
David Wicker
Michael Caton

4. THE NET ROYALTY INTEREST HOLDERS

The Estate
Thomas O' Donaghue
Estate of Lawrence Decker
Charles Girthler, II
Charles Girthler, III
Ralph Tipple
Robert Ford, CPA
Michael O'Hara
Denise Shaw
Michael O'Donaghue
Richard Saur
Judy Solaro Graves
Alexander Picozzi
Joseph Cameron
David Scheftic
Patrick White(5)
James Hartman, Esq.
Jerome Halbert
Tina and Anthony D'Angelo
Estate of Clark Snyder
David Andolina
Electa Daniels
Robert Gardner
Raymond McHargue
Loren Edward Osborn
Thomas Monks
Ann Young
Alex Chiosa
Gerald Laraby
Bradley Harcourt
Douglas Dublin
Richard Johnson
Richard Kintz
Gary Maneeley
Jill Warren
Dorothy Gans Herrera
Nancy Dimmick

5. THE FELKER ROYALTY INTEREST HOLDERS

The Felker Group (c/o Thomas S. Felker)
The Wicker Patents Owners (other than Moore North America Inc.)

6. SDS

Secured Document Systems, Inc.

7. THE WICKER FAMILY

Thomas Wicker
Mary Wicker
Christine Wicker
Kenneth Wicker
David Wicker

-----------------------------
(5) The Net Royalty Interest of Patrick White has been previously acquired by the Assignee in July 2002.

                                   SCHEDULE 5
                                   LIABILITIES

If any, to be inserted by Relevant Interest Holder:

AS WITNESS the hands of the Parties or their duly authorised representatives the day and year set forth below.


RELEVANT INTEREST HOLDER:



[NAME]


______________________________


DATE:  _______________________




ASSIGNEE:


DOCUMENT SECURITY SYSTEMS, INC.


By:______________________________
      Name:
      Title:

                                       20